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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2004


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                              ENERGY PARTNERS, LTD.
             (Exact name of registrant as specified in its charter)


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            Delaware                      001-16179             72-1409562
(State or other jurisdiction of          (Commission         (I.R.S. Employer
 incorporation or organization)          file number)       Identification No.)

                       201 St. Charles Avenue, Suite 3400
                          New Orleans, Louisiana 70170
                    (Address of principal executive offices)

                                 (504) 569-1875
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

     On October 20, 2004, Energy Partners, Ltd. (the "Company") announced the appointment of Phillip A. Gobe as the Company's chief operating officer, effective December 6, 2004. A copy of the press release announcing Mr. Gobe's appointment is attached as Exhibit 99.1 to this current report.

     Pursuant to an offer letter dated October 19, 2004 (the "Offer Letter"), a copy of which is attached as Exhibit 10.1 to this current report, the Company and Mr. Gobe agreed to the following, among other things:

     o    A starting base salary of $300,000 annually.

     o    An annual bonus target of 65% of base pay.

     o The grant on the commencement date of his employment of a ten-year option to purchase 50,000 shares of common stock that will vest in one-third increments on each of the first three anniversaries of the date of grant at an exercise price equal to the closing price of the Company's common stock on the date of grant.

     o An award on the commencement date of his employment of 40,000 restricted share units that will vest on the third anniversary of the date of employment.

     o Provisions for specific payments in the event of his termination within two years following a change of control, as defined, of the Company.

     The foregoing description of the Offer Letter is qualified in its entirety by reference to the Offer Letter attached as Exhibit 10.1 to this current report on Form 8-K.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     On October 20, 2004, the Company announced the appointment of Phillip A. Gobe as the Company's chief operating officer, effective on December 6, 2004, as described under Item 1.01 above, which description is incorporated by reference into this Item 5.02.

     Mr. Gobe, age 52, has over 28 years of energy industry experience and was most recently with Nuevo Energy Company as Chief Operating Officer from February 2001 until its acquisition by Plains Exploration & Production Company in May 2004. Mr. Gobe's primary responsibilities were managing Nuevo's domestic and international exploitation and exploration operations. Prior to his position with Nuevo, Mr. Gobe had been the Senior Vice President of Production for Vastar Resources, Inc. from May 1997 until October 2000. Mr. Gobe's primary responsibilities were managing Vastar's production, exploitation, construction, marketing and environmental and safety operations. During the periods from October 2000 through February 2001 and from May 2004 to date Mr. Gobe was a private investor.

     There are no family relationships between Mr. Gobe and any of our directors or officers.







Item 9.01. Financial Statements and Exhibits.

     Exhibits. The following exhibits are filed herewith:

      Exhibit No.         Description
      -----------         -----------

          10.1            Offer Letter of Mr. Phillip A. Gobe.

          99.1            Press Release dated October 20, 2004.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 25, 2004


                                ENERGY PARTNERS, LTD.


                                By: /s/ John H. Peper
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                                    John H. Peper
                                    Executive Vice President, General Counsel
                                    and Corporate Secretary